EXHIBIT 21

                                 MICROAGE, INC.
                           ANNUAL REPORT ON FORM 10-K
                         SUBSIDIARIES OF THE REGISTRANT

I.      MicroAge Computer Centers, Inc., a Delaware corporation
        Subsidiaries:
        A.       MCSA, Inc., a Delaware corporation
        B.       MCSZ, Inc., a Delaware corporation
        C.       153000 Canada Limited, a Canadian corporation
II.     MicroAge Solutions, Inc., a Delaware corporation
        Subsidiaries:
        A.       MCSJ, Inc., a Delaware corporation
        B.       MCSP, Inc., a Delaware corporation
        C.       MCSQ, Inc., a Delaware corporation
        D.       MCSR, Inc., a Delaware corporation
        E.       MCSS, Inc., a Delaware corporation
        F.       MCST, Inc., a Delaware corporation
        G.       MCSY, Inc., a Delaware corporation
III.    BMUS Corporation, a Delaware corporation
IV.     ECadvantage, Inc., a Delaware corporation
V.      FirstSource Distribution, Inc., a Delaware corporation
VI.     Flynnco Inc., an Arizona corporation
        A.       Advanced Systems Consultants, Inc., an Arizona corporation
VII.    Intracom Marketing, Inc., a Delaware corporation
VIII.   MicroAge Administration, Inc., a Delaware corporation
IX.     MicroAge Infosystems Services Europe, Ltd., a United Kingdom corporation
X.      MicroAge Enterprises, Inc., a Delaware corporation
        A.       Image Choice, Inc. , a Delaware corporation
XI.     MicroAge Europe Limited, a United Kingdom corporation
XII.    MicroAge Federal, Inc., a Delaware corporation
XIII.   MicroAge Infinity, Inc., a Delaware corporation
XIV.    MicroAge Infosystems Services, Inc., a Delaware corporation
XV.     MicroAge International, Inc., a Delaware corporation
XVI.    MicroAge Integration Management, Inc., a Delaware corporation
XVII.   MicroAge Logistics Services, Inc., a Delaware corporation
XVIII.  MicroAge Paymaster, Inc., a Delaware corporation
XIX.    MicroAge Resellers, Inc., a Delaware corporation
XX.     MicroAge Systems, Inc., a Delaware corporation
XXI.    MicroAge Technologies, Inc. a Delaware corporation
XXII.   MicroAge Ventures, Inc. a Delaware corporation
XXIII.  MicroSource Technologies, Inc., a Delaware corporation
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XXIV.   ConnectWorks, Inc. a Delaware corporation
        Subsidiaries:
        A.       PhoenixWorks, Inc. a Delaware corporation